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                                                                 EXHIBIT 10.15

                   STANDARD INDUSTRIAL LEASE -- MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [LOGO]

1. PARTIES. This Lease, dated, for reference purposes only, August 19, 1991 is made by and between Frankris Corporation, a California corporation (herein called "Lessor") and Cymer Laser Technologies, Inc., a California corporation (herein called "Lessee").

2.      PREMISES, PARKING AND COMMON AREAS.

        2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of San Diego, State of California commonly known as 16160 West Bernardo Drive, San Diego, California 92128 and described as approximately 40,074 square feet located on the Western portion of the property herein referred to as the "Premises", as shall be outlined on Exhibit A attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building". The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center".

        2.2 VEHICLE PARKING. Lessee shall be entitled to 120 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

                2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those reasonably designed by Lessor for such activities.

                2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.3 COMMON AREAS -- DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor. Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

        2.4 COMMON AREAS -- LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge to cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.5 COMMON AREAS -- RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. See Second Addendum.

        2.6 COMMON AREAS -- CHANGES. Lessor shall have the right, in Lessor's reasonable discretion from time to time.

                (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate. See Second Addendum.

                2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.      TERM.

        3.1 TERM. The term of this Lease shall be for Eighty-four (84) months commencing on the Commencement Date as defined in paragraph 2 of the Second Addendum to Lease and ending on Eighty-four (84) months thereafter unless sooner terminated pursuant to any provision hereof. See Second Addendum.

        3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason, Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is lendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

        3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, for the conduct of its business, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.      RENT.

        4.1 BASE RENT. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the term hereof, monthly payments in advance of $________. See Addendum attached hereto and made a part thereto. Lessee shall pay Lessor upon execution hereof $15,027.00 as Base Rent for the fifth month of the Lease Term following the Commencement
Date. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

        4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during such calendar year of the term of this Lease, in accordance with the following provisions.

                (a) "Lessee's Share" is defined, for purposes of this Lease, as Sixty-two (62) percent.

                (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for

                     (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                          (aa)  The Common Areas, including parking areas,
loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigations systems. Common Areas lighting facilities and fences and gates;

                          (bb)  Trash disposal services;

                          (cc)  Tenant directories;

                          (dd)  Fire detection systems including sprinkler
system maintenance and repair;

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(c) American Industrial Real Estate Association   1981 MULTI TENANT-MODIFIED NET   INITIALS: [SIG]
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                                                                                             [SIG]


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                        (ee)  Security services:

                        (ff) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an Operating Expense.

                (ii) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2.

                (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof.

                (iv) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof.

                (v) The cost of water, gas and electricity to service the Common Areas.

[See Second Addendum]

        (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operation Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

        (d) Lessee's Share of Operating Expenses shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $23,756 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days after the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.      Use.

        6.1 Use. The Premises shall be used and occupied only for design, fabrication, storage, light manufacturing and assembly or any other use which is reasonably comparable and for no other purpose without the advance written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

        6.2     Compliance with Law.

                (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center. [See Second Addendum]

        6.3     Condition of Premises.

                (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating and loading doors in the Premises shall be in good operating condition on the Lease commencement date.
In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

                (b) Except as otherwise provided in this Lease or in the Second Addendum to Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Except as set forth in this Lease, Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.      Maintenance, Repairs, Alterations and Common Area Services.

        7.1 Lessee's Obligations. Subject to the provisions of paragraph 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage. Lessor at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph
4.2. Lessor shall not, however, be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character or by any other cause beyond the reasonable control of Lessor. [See Second Addendum]

        7.2     Lessee's Obligations.

        (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor upon demand, for the cost thereof. [See Second Addendum]

        (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of emergency, in which no notice shall be required) perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the reasonable cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

        (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition. [See Second Addendum]

        7.3     Alterations and Additions.   [See Second Addendum]

                (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the


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exterior of the Premises nor the exterior of the Building nor the Industrial
Center without Lessor's prior written consent. As used in this paragraph 7 3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, if the estimated cost of the improvement exceeds One Hundred Thousand Dollars ($100,000.00), to insure Lessor against any liability for mechanic's and materialsmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

                (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialsmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7 3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

        7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

                              SEE SECOND ADDENDUM

8.      INSURANCE; INDEMNITY

        8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

        8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or alterations in an amount equal to the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

                              SEE SECOND ADDENDUM

        8.4     PAYMENT OF PREMIUM INCREASE.

                (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

                (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

                              SEE SECOND ADDENDUM

        8.6     WAIVER OF SUBROGATION.

        8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

                              SEE SECOND ADDENDUM

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee. Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.      DAMAGE OR DESTRUCTION.  SEE SECOND ADDENDUM

        9.1     DEFINITIONS.

                (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Building.

                (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Building.

                (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

                (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

                (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

                                     --3--                 Initials: /s/ A.O.
                                                                     --------
                                                                     /s/ ROG
                                                                     --------

                (g) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

                (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

        9.2     PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5 if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage then Lessor shall at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or alterations, as soon as reasonably possible and this Lease shall continue in full force and effect.

                (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense) which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage in the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

        9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; INDUSTRIAL CENTER BUILDINGS TOTAL DESTRUCTION.

                (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or alterations, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

        9.4     DAMAGE NEAR END OF TERM.

                (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

        9.5     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. See Second Addendum which supercedes
Section 9 to the extent inconsistent herewith.

        9.6 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.     REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

        10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

        10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

        10.4 JOINT ASSESSMENT. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.5    PERSONAL PROPERTY TAXES.

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause and trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

        12.2    LESSEE AFFILIATE.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate", provided that before such assignment shall be effective and assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way affect or limit the liability of Lessee under the terms of this Lease.

        12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee or Lessee or any successor of Lessee in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

        12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease: provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease. Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligations or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor if Lessor acts in good faith for any such rents so paid by said sublessee to Lessor.

                (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is reasonably satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or after the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

                (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee.

                (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee.

                (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                (h)  See Second Addendum.

                (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent which consent shall not be unreasonably withheld.

                (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

        12.5 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13      DEFAULT:  REMEDIES.

        13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                (a) The vacating or abandonment of the Premises by Lessee. See Second Addendum.

                (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee.

                (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty
(30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes, if given in the form and manner required by such statute.

                (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a debtor as defined in 11 U.S.C. section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

        13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor.
In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; reasonable expenses of reletting, less reasonable costs incurred by Landlord in bringing the Premises to the "surrender" condition required by the terms of this Lease, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease, and unamortized above-standard interior improvement costs paid by Landlord applicable to the unexpired term of this Lease.

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

        13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. See Second Addendum.

                                                            Initials:
MULTI TENANT--MODIFIED NET                                           -----------
(C) American Industrial Real Estate Association 1981                 -----------

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent. Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.
Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent Operating Expenses or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after Lessee has received written notice from Lessor that Lessor has failed to receive the payment in question, then without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 4% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof of the industrial Center are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taxing of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. See Second Addendum.

15.  BROKER'S FEE.

        (a) Upon execution of this Lease by both parties, Lessor shall pay to CB Commercial and AWS Commercial Real Estate, Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ AS AGREED , for brokerage services rendered by said broker(s) to Lessor in this transaction.

        (b) Lessor further agrees that if Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

        (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Said broker shall be a third party beneficiary of the provisions of this paragraph 15.

16.  ESTOPPEL CERTIFICATE.

        (a) Each party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other party ("requesting party"), execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to the responding party's knowledge any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

        (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification, except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

        (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years financial statements of Lessee, if available. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question, of the fee title or a Lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. See Second Addendum.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. See Second Addendum.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach of Lessee of any provision hereof other than the failure of Lessor to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent. See Second Addendum.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29. BINDING EFFECT: CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30.     SUBORDINATION.

        (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any reasonable documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee.

31. ATTORNEY'S FEES. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same. SEE SECOND ADDENDUM

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39.     OPTIONS.

        39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning. (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

40. SECURITY MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents within ten (10) days after request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee provided Lessee shall approve such document in advance, which consent shall not be unreasonably withheld.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

                                     --7--                  Initials: /s/ A.O.
                                                                      --------
                                                                      /s/ RDA

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

                              SEE SECOND ADDENDUM

44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 47 through 49 which constitute a part of this Lease. Also attached is the Second Addendum which constitutes a part of this Lease.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

           THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


             LESSOR                                  LESSEE

/s/  FRANKRIS CORPORATION,                /s/ CYMER LASER TECHNOLOGIES, INC.
- --------------------------------          -----------------------------------
a California corporation                  a California corporation

By  /s/ Anthony J. Deleonardis            By  /s/ Robert P. Akins
    ----------------------------              -------------------------------
    Anthony J. Deleonardis                    Robert P. Akins
    President                                 President

Executed on  August 21, 1991               Executed on   8/21/91
             -------------------                         --------------------
                 (Corporate ????)                             (Corporate ????)


 ADDRESS FOR NOTICES AND RENT                          ADDRESS

    c/o Karwin Company                        7887 Dunbrook Road
- -----------------------------------       -----------------------------------

    10660 Scripps Ranch Blvd., #200           San Diego, CA 92126
- -----------------------------------       -----------------------------------

    San Diego, CA 92131
- -----------------------------------       -----------------------------------

                  American Industrial Real Estate Association
                      Los Angeles, CA 90071 (213) 687-8777

                                                               Form 100MT 8/81


o 1991 -- By American Industrial Real Estate Association.
          All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                               ADDENDUM TO LEASE

THIS ADDENDUM TO THAT CERTAIN INDUSTRIAL REAL ESTATE LEASE-NET, DATED JUNE 24, 1991 BY AND BETWEEN FRANKRIS CORPORATION, AS LESSOR, AND CYMER LASER TECHNOLOGIES, INC., A CALIFORNIA CORPORATION, AS LESSEE, FOR THE PROPERTY COMMONLY KNOWN AS 16160 WEST BERNARDO DRIVE, SAN DIEGO, CALIFORNIA, 92128, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.
_______________________________________________________________________________

Page 1 of 1

47. Rent: The base rent per month for the term of the lease in accordance with Section 4.1 of the lease shall be as follows:

        Lease Year      Monthly Rent
        ----------      ------------
             1          $17,560.33
             2          $32,026.00
             3          $34,731.00
             4          $36,735.00
             5          $38,738.00
             6          $40,742.00
             7          $42,078.00

        Tenant shall occupy approximately 35,600 square feet of improved space during the first 18 months of the lease. The remaining approximately 4,474 square feet of tenant space shall be unimproved and unoccupied during this 18 months. Tenant will pay for all tenant improvement construction costs for this approximately 4,474 square feet prior to occupancy of this space. In exchange for Tenant paying for these tenant improvements, Landlord shall grant to the Tenant four months of free rent and a move-in allowance as noted in paragraphs 48 and 49 below. Tenant may improve and occupy this additional 4,474 square feet of space prior to 18 months from the inception of the lease. In such case, Tenant shall pay additional rent in proportion to the rent schedule shown above.

48. Rental Abatement: Lessee to receive four (4) months free rent up front outside the lease term upon completion of tenant improvements and issuance of a certificate of occupancy. The expected occupancy date is December 1, 1991, however, in the event the occupancy does not occur on the expected occupancy date, then the occupancy date and the lease commencement date shall be moved forward accordingly to provide four (4) months of free rent. Lessee shall not be responsible for any operating expenses or taxes during the free rent period.

49. Moving Allowance: Lessee shall receive a $16,000 moving allowance paid in cash by Lessor upon completion of tenant improvements.



- -------------------                                             ----------------
Lessor's                                                                Lessee's
Initials                                                                Initials

                               ADDENDUM TO LEASE

THIS ADDENDUM TO THAT CERTAIN INDUSTRIAL REAL ESTATE LEASE-NET, DATED JUNE 24, 1991 BY AND BETWEEN FRANKRIS CORPORATION, AS LESSOR, AND CYMER LASER TECHNOLOGIES, INC., A CALIFORNIA CORPORATION, AS LESSEE, FOR THE PROPERTY COMMONLY KNOWN AS 16160 WEST BERNARDO DRIVE, SAN DIEGO, CALIFORNIA, 92128, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.
_______________________________________________________________________________

Page 1 of 1

47. Rent: The base rent per month for the term of the lease in accordance with Section 4.1 of the lease shall be as follows:

        Lease Year      Monthly Rent
        ----------      ------------
             1          $15,027
             2          $32,026
             3          $34,731
             4          $36,735
             5          $38,738
             6          $40,742
             7          $42,078

48. Rental Abatement: Lessee to receive four (4) months free rent up front outside the lease term upon completion of tenant improvements and issuance of a certificate of occupancy. The expected occupancy date is November 1, 1991, however, in the event the occupancy does not occur on the expected occupancy date, then the occupancy date and the lease commencement date shall be moved forward accordingly to provide four (4) months of free rent. Lessee shall not be responsible for any operating expenses or taxes during the free rent period.

49. Moving Allowance: Lessee shall receive a $16,000 moving allowance paid in cash by Lessor upon completion of tenant improvements.



- -------------------                                             ----------------
Lessor's                                                                Lessee's
Initials                                                                Initials

                                   EXHIBIT A
                             CYMER LEASED PREMISES
                                  Page 1 of 2

                               [FIRST FLOOR PLAN]

                      Changes of Aug. 14 meeting not shown

                                   EXHIBIT A
                             CYMER LEASED PREMISES
                                  Page 2 of 2

                              [SECOND FLOOR PLAN]

                      Changes of Aug. 14 meeting not shown

[LOGO]
FRANKRIS CORPORATION
10660 Scripps Ranch Blvd., Suite 210                             619-271-1774
San Diego, California  92131                                FAX 619-271-9802

February 1, 1994


                        ADDENDUM TO CYMER/FRANKRIS LEASE

Cymer Laser will lease an additional 2,557 square feet in the West Bernardo Corporate Plaza at 16275 Technology Dr. The space is adjacent to Cymer's present facility. Approximately 1,120 square feet of the new space is on the first floor and the balance on the second floor.

This 2,557 square feet shall be unfinished space. Any improvements to the space shall be at Cymer's sole expense and will be performed in accordance with all standard building codes and safety regulations.

The rent in the first year on this additional space shall be $1,406.35 per month.

The rent is to commence on June 1, 1994, and continue through May 31, 1999, to coincide with the expiration of the lease on the space Cymer currently occupies.*

There shall be a 5% increase in the rent on the additional space each year, beginning June 1, 1995.

In line with provisions noted in the basic lease, there shall also be a 3% management fee paid monthly on the additional space. For the first year, this management fee shall be $42.19 per month.

All other terms and conditions in the basic lease shall apply to the additional leased space.

/s/                                        /s/
- -------------------------                  ----------------------------
Frankris Corporation                       Cymer Laser Technologies
                                           Authorized signature


* Rent increase deferred until July 1, 1994.

                            SECOND ADDENDUM TO LEASE

         THIS SECOND ADDENDUM TO LEASE ("Addendum") is dated for reference purposes as of August 19, 1991, and is made between FRANKRIS CORPORATION, a California corporation ("Landlord"), and CYMER LASER TECHNOLOGIES, a California corporation ("Tenant"), to be a part of that certain Standard Industrial Lease
- - Multi-Tenant of even date herewith between Landlord and Tenant (herein the "Lease Form") concerning 40,074 square feet of space (the "Premises") located in the building (the "Building") located at 16160 West Bernardo Drive, San Diego, California 92128. The term "Effective Date" as used herein shall mean the date that the Lease has been fully executed by both Landlord and Tenant. Landlord and Tenant agree that the Lease Form is hereby modified and supplemented as follows:

         1. Title Report: Landlord shall deliver to Tenant on or before that date that is seven (7) days after the Effective Date a current preliminary title report and copies of all underlying title exceptions referred to in such report for the land on which the Building is located. In addition to Tenant's other rights and remedies, Tenant shall have the right to terminate this Lease if such title documents are not furnished to Tenant within fifteen (15) days after the Effective Date. Further, if Tenant is not satisfied with its review of title matters, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord of such election on or before that date which is eight (8) days after Tenant's actual receipt of the preliminary title report and underlying title exceptions referred to above, in which case any monies previously paid by Tenant shall be reimbursed to Tenant together with interest thereon from the date of the termination until paid at twelve percent per annum or the highest rate permitted by law, whichever is less (the "Interest Rate"). Landlord shall reasonably cooperate with Tenant in furnishing information that may be reasonably required by Tenant in connection with Tenant's title review.

         2. Commencement Date: Notwithstanding anything to the contrary in the Lease Form:

                 A. The Lease shall commence (the "Commencement Date") on the later of (i) December 1, 1991 or (ii) the date by which all of the following have occurred: (a) Landlord has substantially completed the Tenant Improvements (defined below) in accordance with paragraph 3 of this Addendum;
(b) there remains no incomplete or defective item of Tenant Improvements that would adversely affect Tenant's intended use of the Premises; (c) Landlord has delivered possession of the Premises to Tenant; and (d) Landlord has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for Tenant's intended use.

                 B. If the Commencement Date has not occurred for any reason whatsoever on or before April 30, 1992 (the "Termination Date"), then in addition to Tenant's other rights or remedies, Tenant may terminate this Lease by written notice to Landlord, whereupon any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant, together with interest thereon from the date of the termination until paid at the Interest Rate. The Termination Date shall be delayed by one day for each day that a "Tenant Delay" (as defined in paragraph 3.E below) actually delays completion of the Tenant Improvements.

         3.      Tenant Improvements:

                 A. Definitions: The term "Tenant Improvements" shall mean those improvements that Landlord is obligated to construct at its sole cost and expense at the Premises pursuant to the "Final Plans" described in paragraph 3.B below.

                 B. Plans and Specifications: Preliminary plans and specifications prepared by Kniff Essert Associates ("Architect") describing the Tenant Improvements which have been approved by Landlord and Tenant (the "Preliminary Plan") are attached hereto as Schedule 1 and are incorporated herein by reference. On or before that date that is thirty (30) days after the Effective Date, Landlord shall cause Architect and GMW Mechanical Engineering ("Engineer") to prepare and deliver to Tenant proposed final plans, specifications and working drawings for the Tenant Improvements shown on the Preliminary Plan, which shall be consistent with, and logical evolutions of, the approved Preliminary Plan and the specifications and requirements submitted by Tenant. If Tenant reasonably disapproves the proposed final plans in any respect, then within seven (7) days following receipt of the proposed final plans, Tenant may deliver to Landlord its written proposal for the changes necessary to satisfy Tenant's objections. If the parties working together in good faith are unable to reach agreement on final plans on or before that date that is forty-five (45) days after the Effective Date, Tenant shall have the right to terminate this Lease by delivery of a written notice to Landlord within ten (10) days thereafter, provided that in such case: (i) Tenant shall pay to Landlord within fifteen
(15) days after Landlord's written demand therefor and Tenant's receipt of reasonable substantiation from Landlord, one-half of the out-of-pocket costs incurred by Landlord for architectural fees for preparation of the proposed final plans as of the date of Tenant's termination notice, provided: (a) Landlord shall include in its contract with Architect and Engineer a right of early termination without penalty and shall use its reasonable efforts to mitigate its damages by immediately informing Architect and Engineer of Tenant's election to terminate; and (b) Tenant's total reimbursement obligation hereunder shall not exceed $22,500; and (ii) all monies previously paid by Tenant to Landlord shall be reimbursed to Tenant, together with interest thereon at the Interest Rate from the date of the termination until paid. The final plans, modified for changes proposed by Tenant and approved by Landlord pursuant to this paragraph, shall be the approved Final Plans for purposes of this paragraph 3. Landlord and Tenant shall indicate their approval of the Final Plans by initialling them and attaching then hereto as Schedule 2.

                 C. Changes to Plans for Tenant Improvements: Once the Final Plans have been finally approved by Tenant as provided above, thereafter neither party shall have the right to order extra work or change orders with respect to the construction of the Tenant Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. No changes to the Final Plans shall be effective unless made pursuant to a written change order signed by Landlord and Tenant specifying the amount of delay or time saving resulting therefrom, and any added or reduced cost resulting therefrom. If a change order proposed by Tenant and approved by Landlord causes a reduction in the cost of constructing the Tenant Improvements, the amount of such actual cost savings may be used by Tenant to offset the costs of any change orders for which Tenant would otherwise be responsible under the terms of this Lease. Tenant shall pay any increased tenant improvement costs caused by change orders initiated by Tenant pursuant to a written change order signed by Tenant. Tenant shall pay such costs within seven (7) days after the Commencement Date. Landlord (and any contractor employed by Landlord or Landlord's contractor) shall not charge a total fee for overhead, management and profit in excess of ten percent of the actual cost increase occasioned by the change order.

                 D.    Commencement and Completion of the Tenant Improvements:
As soon as (a) the Final Plans have been developed as provided above; and (b) all necessary governmental approvals have been obtained (which Landlord shall use due diligence to procure), Landlord shall thereafter commence construction of the Tenant Improvements and shall diligently prosecute such construction to completion. If all permits required for construction of the Tenant Improvements in accordance with the Final Plans have not been issued on or before October 15, 1991, then in addition to Tenant's other rights and remedies, Tenant shall have the right to terminate this Lease by giving written notice to Landlord, in which case any monies previously paid by Tenant shall be reimbursed to Tenant, together with interest thereon at the Interest Rate from the date of termination until paid.

                 E. Delay in Completion Caused by Tenant: The parties hereto acknowledge that the date on which Tenant's obligations to pay base rent under this Lease would otherwise commence may be delayed because of the following events (herein referred to as "Tenant Delays"):

                          (1)     Change orders requested by Tenant and
approved by Landlord to the extent such delay has been approved by Tenant pursuant to a written change order signed by Tenant,

                          (2)     Failure to respond to Landlord's submission
of the proposed Final Plans within the time periods set forth in paragraph 3.B of this Addendum.

                          (3)     Interference with Landlord's work caused by
Tenant or by Tenant's contractors or subcontractors; provided that prior to claiming a delay hereunder, Landlord shall give twenty-four (24) hours advance notice to Tenant of the delay in question and furnish Tenant an opportunity to cure said delay.

                 The date Tenant is otherwise obligated to begin paying rent under this Lease shall occur one (1) day earlier than it would have otherwise occurred for each day that the Commencement Date is actually delayed as a result of a Tenant Delay (as defined herein); provided, however, that for purposes of this Lease, the Commencement Date shall in no event be deemed to occur on any date earlier than December 1, 1991, regardless of any Tenant Delay, unless Landlord and Tenant can agree in writing on an earlier date.

                 F. Tenant's Right to Enter: Tenant, and its authorized representatives, shall have the right to enter the Building at all reasonable times for the purpose of inspecting the progress of the construction of the Tenant Improvements. Landlord shall give Tenant at least sixty (60) days prior written notice of its estimated date for substantial completion of the Tenant Improvements, so that Tenant may cause its fixtures and equipment to be ordered. When the construction of the Tenant Improvements has proceeded to the point where Tenant's work of installing its fixtures and equipment in the Premises can be commenced in accordance with good construction practices, Landlord also shall notify Tenant to that effect and shall permit Tenant and its authorized representatives and contractors to have access to the Premises for a period of not less than fourteen (14) days for the purpose of installing Tenant's trade fixtures and equipment. Tenant shall ensure that the insurance described in paragraph 8.1 of the Lease Form is in effect during any period of early entry and shall hold Landlord harmless from any loss or damage to Tenant's trade fixtures and equipment during such period of early entry.

                 G. Construction Warranty: Landlord warrants that the construction of the Building and the Tenant Improvements will conform to the Final Plans, and that upon delivery of the Premises to Tenant, the Premises (including the Tenant Improvements), Building and the project in which the Building is located (the "Project") shall comply with all laws, building codes, ordinances, statutes, rules, regulations (collectively, "Laws"), private restrictions and other title matters affecting the Premises, Building or Project, and that the Premises, Building and Tenant Improvements were constructed in a good and workmanlike manner, and that all materials and equipment furnished will conform to the Final Plans, and will be new and otherwise of good quality. Tenant shall promptly notify Landlord in writing of any defect in design, construction or equipment, and promptly thereafter Landlord shall commence the cure of each such defect and complete such cure with diligence at Landlord's cost and expense, not to be passed through to Tenant. This warranty does not extend to, and Landlord shall not be liable for, any construction defect in the Tenant Improvements which is discovered more than one (1) year after the Commencement Date. With respect to construction defects in the Tenant Improvements discovered after the expiration of such one-year period, Landlord and Tenant acknowledge that they intend that Tenant shall have the benefit of any express or implied warranties existing in favor of Landlord which would assist Tenant in correcting such defects. Upon request by Tenant following the expiration of such one-year period, Landlord shall inform Tenant of all written warranties existing in favor of Landlord which affect the Tenant Improvements and hereby assigns such warranties to Tenant. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defective item or condition which is discovered or of which Landlord receives notice after the expiration of said one-year warranty period, so long as Tenant pays all costs reasonably incurred by Landlord in connection therewith.

                 H. Punch List: Within five (5) days after the Commencement Date, Landlord and Tenant shall together walk through and inspect the work and prepare a written "punch list" of incomplete or defective construction. Landlord shall use its best efforts to complete and/or repair any items on the "punch list" within thirty (30) days after the parties have prepared the "punch list" or as soon thereafter as practicable in the exercise of due diligence. The preparation of such a "punch list" shall not be deemed a waiver of Tenant's rights under this Lease.

                 I. Costs Associated With Tenant Improvements: Landlord shall pay all costs associated with the design and construction of the Tenant Improvements, and Tenant's sole obligation for such costs shall be for the payment of increased costs, if any, associated with change orders initiated by Tenant which costs are approved by Tenant pursuant to a written change order in accordance with paragraph 3.C hereof.

         4.      Rent:

                 A. Notwithstanding anything to the contrary in the Lease Form, all base rent and additional rent shall be equitably prorated to reflect the commencement and termination dates of the Lease.

                 B. Tenant shall have no obligation to pay Base Rent or Operating Expenses (including Taxes) for the period of time beginning on the Commencement Date and ending on that date that is four (4) months after the Commencement Date (such that Tenant shall be entitled to a full four months free Rent.)

         5. Condition of Premises: Notwithstanding anything to the contrary in the Lease Form, Landlord warrants and represents that as of the Commencement Date the Premises will be in good condition and repair and the electrical, mechanical, HVAC, plumbing, elevator and other systems serving the Premises and the Building will be in good condition and repair.

         6.      Compliance with Laws:

                 A. If, at the Commencement Date, the Tenant Improvements, Premises, Building, or the Project fail to conform to all requirements of covenants, conditions, restrictions and encumbrances ("CC&Rs"), underwriters' requirements, title matters affecting the Project or Laws applicable thereto, then Landlord shall correct any such violations at Landlord's solo cost and expense.

                 B. Except as expressly set forth in paragraph 6.D below, Tenant shall not be required to construct or pay for the cost of complying with any CC&Rs, title matters, underwriters' requirements or Laws requiring construction of improvements in the Premises which are properly capitalized under general accounting principles, unless such compliance is necessitated because of Tenant's particular use of the Premises.

                 C. Tenant's compliance with Laws governing the use and disposal of Hazardous Materials and Tenant's obligation to defend Landlord with competent counsel, indemnify and hold Landlord harmless from any claims, damages or liabilities resulting from Tenant's failure to do so in connection with Hazardous Materials shall be governed solely and exclusively by paragraph 13 of this Addendum.

                 D. Tenant shall not be required to construct modifications, alterations or improvements required to comply with Laws, title matters, CC&Rs or insurance underwriters' requirements not necessitated by Tenant's particular use of the Project, and Landlord shall perform and construct such improvements within the time period required by Law or governmental authority, underwriters' requirements or CC&Rs, as the case may be, and such costs shall be amortized in the same manner as capital improvements as set forth in paragraph 9.C of this Addendum. Tenant shall pay its proportionate share (based on the percentage of the Building or Project leased by Tenant, or other equitable basis) of the amortized cost of modifications, alterations or improvements not necessitated by Tenant's particular use that are required to be constructed by Landlord in accordance with this subparagraph, provided that (i) such costs are amortized over the useful life of the item in accordance with paragraph 9.B of this Addendum; and (ii) any such requirement is not necessitated by the failure of the Premises, Building or Project to comply with Laws, CC&Rs, title matters or underwriters' requirements as of the Commencement Date.

         7. Use of Premises: Notwithstanding anything to the contrary in the Lease Form, Landlord represents and warrants that the use of the Premises for the design, manufacture, assembly, and storage of lasers and laser related equipment is and as of the Commencement Date will be permitted by all zoning Laws and CC&Rs. If the Premises should become unsuitable for Tenant's use as a consequence of fire, casualty, exercise of eminent domain, cessation of utilities or other services required to be provided to the Premises by Landlord, or the presence of any Hazardous Material (as defined in paragraph 13), which does not result from Tenant's use, storage or disposal of such material in or about the Premises, then Tenant shall be entitled to an abatement of rent to the extent of the interference with Tenant's use of the Premises occasioned thereby. If such interference cannot be corrected or the damage resulting therefrom repaired so that the Premises will be reasonably suitable for Tenant's intended use within two hundred seventy (270) days following the occurrence of such event, then

Tenant also shall be entitled to terminate this Lease by delivery of written notice to Landlord at any time after occurrence of the event of interfering with Tenant's use.

         8. Alterations, Additions and Improvements: Notwithstanding anything to the contrary in the Lease Form:

                 A. Nonstructural: Tenant may construct nonstructural alterations, additions and improvements ("Alterations") in the Premises without Landlord's prior approval, if the cost of such work does not exceed Ten Thousand Dollars ($10,000) (the "Alterations Threshold"), provided that Tenant shall nonetheless notify Landlord five (5) business days prior to commencing such Alterations so that Landlord may post notices of nonresponsibility. If Landlord's consent is required for an Alteration and Landlord does not notify Tenant in writing of its approval or disapproval within fifteen (15) days following Tenant's request for approval, then Landlord shall be deemed to have approved the proposed Alteration.

                 B. Alterations In Excess of $10,000: Where the proposed cost of any Alteration exceeds the Alterations Threshold, Landlord may require Tenant to select one of the following alternatives: (i) provided Landlord or such contractor is a licensed contractor and furnishes services at competitive rates, Landlord may require Tenant to employ Landlord or a contractor selected by Landlord to construct the Alteration in question (in which case the supervisory fee described in (ii) shall not be charged by Landlord); or (ii) Landlord may allow Tenant to select Tenant's own contractor, provided that such contractor is first approved by Landlord (which approval shall not be unreasonably withheld or delayed), but in such case Tenant shall pay to Landlord a supervisory fee equal to seven percent (7%) of the cost of the Alteration (excluding the supervisory fee) in compensation for Landlord's services in evaluating and supervising the construction. Landlord shall notify Tenant in writing within ten (10) days of Tenant's request of the alternative selected by Landlord.

                 C. Removal: Upon request, Landlord shall advise Tenant in writing whether it reserves the right to require Tenant to remove any Alterations from the Premises upon termination of the Lease.

                 D. Tenant's Property: All Alterations, trade fixtures and personal property installed in the Premises at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant's Property from the Premises, provided Tenant repairs all damage caused by such removal.

                 E. Lien Waiver: Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within ten (10) days following Tenant's request, Landlord shall execute documents in form reasonably acceptable to Tenant to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

                 F. Insurance: Tenant shall have no obligation to insure any property in the Premises, other than Tenant's Property, from fire or any other casualty and Tenant shall be entitled to all insurance proceeds and condemnation awards and settlements payable with respect to Tenant's Property.

                 C. Sale of Tenant's Property: Landlord shall provide Tenant with at least five (5) days prior written notice of any sale of Tenant's Property.

         9.      Repairs and Maintenance:

                 A. Notwithstanding anything to the contrary in the Lease Form, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement
(i) necessitated by the acts or omissions of Landlord or any other occupant of the Project, or their respective agents, employees or contractors; (ii) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain; (iii) required as a consequence of any violation of Law or construction defect in the Premises or the Project as of the Commencement Date; (iv) for which Landlord receives reimbursement from others or for which Landlord would have received reimbursement from others had Landlord, in the exercise of Landlord's good faith business judgment, pursued such reimbursement;
(v) which would be treated as a "capital expenditure" under generally accepted accounting principles, except to the extent the costs of such items are amortized in accordance with paragraph 9.C below, and (vi) to any portion of the Project outside of the demising walls of the Premises. Tenant's obligation, if any, to reimburse Landlord for the costs of such repairs, maintenance and improvements shall be governed by the other provisions of this Lease.

                 B. Tenant shall obtain at Tenant's cost a routine maintenance contract for the heating, ventilating and air conditioning ("HVAC") system serving the Premises which provides for the periodic inspection and service of such equipment. For the first year of the Lease term following the Commencement Date, Landlord shall promptly after notice by Tenant perform all maintenance and repair of the HVAC system that is not covered by such HVAC maintenance contract.

                 C. If any of Tenant's obligations under the Lease Form (as modified by this Addendum) would require Tenant to pay all or any portion of any charge which could be treated as a capital improvement under generally accepted accounting principles, then Tenant shall pay its share of such expense as follows:

                          (1)     The cost of such improvements shall be
amortized over the useful life of the improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds from an institutional lender to construct such improvements. Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

                          (2)     Tenant shall pay its proportionate share
(based on the percentage of the Building or Project leased by Tenant, or other equitable basis) of such amortization payment for each month after such improvement is completed until the first to occur of (i) the expiration of the initial Lease term or (ii) the end of the term over which such costs were amortized, which amount shall be due at the same time the monthly Base Rent is due.

         10. Expenses: Notwithstanding anything to the contrary in the Lease Form, in no event shall Tenant have any obligation to perform, or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"):

                 A.       Excluded Costs/Cost Limitations:

                          (1)     Structure: Costs relating to the repair or
maintenance of the structure of the Building, including, without limitation, the foundations, load-bearing walls, exterior walls, and structural roof, excluding damage thereto caused by the negligence or willful misconduct of Tenant or Tenant's employees, agents or contractors.

                          (2)     Losses Caused Others: Costs occasioned by the
act, omission or violation of Law by Landlord, any other occupant of the Project, or their respective agents, employees or contractors.

                          (3)     Casualties and Condemnations: Costs
occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain.

                          (4)     Capital Improvements: Costs relating to
repairs, alterations, improvements, equipment and tools which would properly be capitalized under generally accepted accounting principles ("GAP"), except to the extent that such Cost is amortized over the useful life of the item in question in accordance with GAP and only the amortized amount included in annual operating expenses. Such excluded Costs shall also include lease payments and Costs for capital machinery and equipment, such as air conditioners, elevators, and the like.

                          (5)     Reimbursable Expenses: Costs for which
Landlord receives reimbursement from others or for which Landlord would have received reimbursement from others had Landlord, in the exercise of Landlord's good faith business judgment, pursued such reimbursement. Costs and expenses for which Tenant reimburses Landlord directly or which Tenant pays directly to a third person.

                          (6)     Real Estate Taxes: Taxes, assessments, all
other governmental levies, and any increases in the foregoing occasioned by or relating to any of the following: (i) land and improvements not reserved for Tenant's exclusive or nonexclusive use; (ii) a voluntary or involuntary change of ownership or other conveyance of the real property of which the Premises is a part, except as set forth in subparagraph 10.B below; (iii) assessments and other fees for improvements and services which do not benefit the Premises, or
(iv) construction of improvements for other occupants of the Project. In the event any assessment may be paid in installments, only the installment payment shall be included in the expenses toward which Tenant will be required to contribute, even if Landlord elects to pay the assessment in full.

                          (7)     Construction Defects: Costs to correct any
construction defect in the Premises or the Project or to comply with any CC&R's, underwriter's requirement or Law applicable to the Premises or the Project on the Commencement Date.

                          (8)     Utilities or Services: All utilities to the
Premises shall be separately metered at Landlord's expense. Tenant shall have no obligation to pay costs arising from the use of any utility or service supplied by Landlord to any other occupant of the Project. However, Tenant shall pay its percentage share of utilities service charges for utilities furnished to the Common Areas.

                          (9)     Reserves: Depreciation, amortization or
other expense reserves.

                          (10)    Mortgages: Interest, charges and fees
incurred on debt, payments on mortgages and rent under ground leases.

                          (11)    Concessions and Parking: Costs incurred in
connection with the operation of any parking or commercial concession within the Project.

                          (12)    Art: Costs of sculptures, fountains,
paintings and other art objects.

                          (13)    Insurance: Insurance Costs for coverage not
customarily paid by tenants of similar projects in the vicinity of the Premises, increases in insurance Costs caused by the activities of another occupant of the Project, insurance deductibles to the extent Tenant's share thereof exceeds $10,000 per casualty, and co-insurance payments. Tenant shall have no obligation to pay for earthquake insurance premiums to the extent Tenant's share of such cost exceeds $10,000 per year (determined on an annual non-cumulative basis).

                          (14)    Hazardous Materials: Costs incurred to
investigate the presence of any Hazardous Material (defined in paragraph 13 of this Addendum), Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Project and any judgments or any other Cost incurred in connection with the presence of Hazardous Materials, except to the extent caused by the storage, use or disposal of the Hazardous Material in question by Tenant.

                          (15)    Management: Wages, salaries, compensation,
and labor burden for any employee not stationed on the Project on a full-time basis or any fee, profit or compensation retained by Landlord or its affiliates for management and administration of the Project in excess of three percent (3%) of Tenant's Base Rent.

                 B. Change of Ownership: If property taxes increase as a result of reassessment after change of ownership under Proposition 13 or any successor Law, Tenant's liability for property taxes during each of the twelve
(12) month periods following the change of ownership, commencing as of the date of the change of ownership, shall be limited as follows: Tenant's liability in the first twelve (12) months following the transfer of ownership shall be limited to one hundred thirty-three and one-third percent (133-1/3%) of the property taxes payable hereunder by Tenant with respect to the twelve (12) months paid immediately preceding the transfer, and in the second twelve (12) month period, one hundred sixty-six and two-thirds percent (166-2/3%) of the property taxes paid by Tenant with respect to the twelve month period preceding the transfer. Commencing on the third twelve (12) month period after the change in ownership, Tenant shall be liable for the entire amount of property taxes for which Tenant is otherwise responsible under this Lease levied against the Premises with respect to each period after the third twelve (12) month period. If the reassessment occurs as of a date other than July 1 (i.e., the commencement of a tax year), Tenant's liability for property taxes shall be prorated on the basis of a 365-day year for the purpose of calculating the amounts payable by Tenant during the years following the transfer.

         11. Damage and Destruction of Premises: Notwithstanding anything to the contrary in the Lease Form:

                 A.       As soon as possible, but not later than forty-five
(45) days after an event of damage or destruction to the Premises or Building, Landlord shall provide Tenant with a good faith written estimate supplied by an independent contractor of the amount of time required to repair such damage or destruction. If it is estimated that repairs required due to any such damage to or destruction of the Premises or Building will not be completed within two hundred seventy (270) days from the date of such damage or destruction, Tenant may terminate the Lease by giving written notice of such election to Landlord within thirty (30) days of receipt of Landlord's written estimate.

                 B. Landlord and Tenant shall each have the right to terminate the Lease if (i) any damage to the Premises occurs during the last year of the term of the Lease and (ii) it is estimated that necessary repairs will not be completed within sixty (60) days from the date of such damage, unless Tenant has an option to extend the term of the Lease and Tenant exercises such option within thirty (30) days of the date of such damage.

                 C. Subject to paragraph 11.D governing uninsured loss and deductible for loss due to flood and earthquake damage, Landlord shall not have the right to terminate the Lease and shall be obligated to restore damage caused by a casualty, fire or act of God, if the casualty was caused by either a loss or peril which Landlord was required to insure against under the Lease or a loss or a peril which Landlord actually insured against, even if such insurance was not required (an "Insured Loss").

                 D. In the event of damage by casualty that is not an Insured Loss or in the event of flood or earthquake damage, the following will apply. Landlord shall not have the right to terminate the Lease and shall be obligated to restore, except that Landlord may elect to terminate this Lease by delivery of written notice to Tenant within forty-five (45) days after the casualty if (i) the cost of restoration not covered by available insurance proceeds exceeds Three Hundred Fifty Thousand Dollars ($350,000); and (ii) Tenant does not elect in Tenant's sole discretion to pay the uninsured restoration costs in excess of Three Hundred Fifty Thousand Dollars ($350,000) to keep this Lease in effect.

         12. Indemnity: Notwithstanding anything to the contrary in the Lease Form:

                 A. Negligence or Misconduct: Tenant shall neither release Landlord from, nor indemnify Landlord with respect to: (i) the negligence, willful misconduct or breach of Law of Landlord, the other occupants of the Project, or their respective agents, employees, contractors or invitees; or (ii) a breach of Landlord's obligations or representations under this Lease; or (iii) Hazardous Materials not discharged, released or otherwise introduced on or about the Premises by Tenant or Tenant's employees, agents, contractors or invitees.

                 B. Landlord's Indemnification: Landlord shall indemnify, defend, protect and hold harmless Tenant from all damages, liabilities, claims, judgments, actions, attorneys' fees, consultants, fees' costs and expenses arising from the breach of Law, negligence or willful misconduct of Landlord or its employees, agents or contractors, or the breach of Landlord's obligations or representations under this Lease.

         13. Hazardous Materials: Notwithstanding anything to the contrary in the Lease Form:

                 A. Tenant shall be entitled to cause such inspections, soils and groundwater tests and other evaluations to be made of the Premises and Project as Tenant deems necessary regarding the presence and use of Hazardous Materials in or about the Premises or Project.

                 B. If any environmental studies or evaluations performed by Tenant with respect to the Project are unsatisfactory to Tenant in Tenant's discretion, Tenant shall have the right to terminate this Lease by giving written notice to Landlord of such election within twenty (20) days after the Effective Date, in which event any monies previously paid by Tenant shall be reimbursed to Tenant together with interest thereon from the date of termination until paid at the Interest Rate.

                 C. Landlord represents that to the best of its knowledge, any handling, transportation, storage, treatment or use of Hazardous Materials that has occurred on the Project prior to the date of the Lease has not caused any contamination of the Premises and that the Project is, to the best of Landlord's knowledge, presently in compliance with all Laws which relate to Hazardous Materials. To the best of Landlord's knowledge, there are no Hazardous Materials at the Premises, Building or Project at levels that would require remediation under applicable laws or ordinances. To the best of Landlord's knowledge, there is no asbestos or PCB's at, or within any components of, the Building. Landlord has delivered to Tenant all environmental reports that Landlord has in its possession concerning the environmental condition of the Premises and Project.

                 D. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant in or about the Premises shall comply with all applicable Hazardous Materials Laws.

                 E. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any and all liabilities, judgments, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees and court costs resulting from any claim, demand, order or requirement of any governmental agency with jurisdiction or any claim and any demand brought or threatened by any party other than the parties to this Lease, and reasonably incurred remediation costs, investigation costs and other related expenses which result from or arise in any manner whatsoever out of the use, storage, transportation, treatment, release or disposal of Hazardous Materials on or about the Premises by Tenant, its agents, employees, invitees or contractors.

                 F. If the use, storage, disposal or release of Hazardous Materials on the Premises caused by Tenant, its agents, employees, invitees or contractors results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable and requiring remediation by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to remediate such contamination in accordance with, and to the extent required by, any Law or governmental agency.

                 G. Except to the extent that the Hazardous Material in question was released, emitted, discharged or otherwise introduced by Tenant, or Tenant's agents, employees, invitees or contractors on or about the Premises, Landlord, at its sole expense, shall promptly comply with all Laws, orders, judgments and directives of any applicable governmental authority concerning the investigation, removal, monitoring or remediation of any Hazardous Materials present at any time on the Premises or Project or the soil, groundwater, or surface water thereof.

                 H. As used herein, the term "Hazardous Materials" means any substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States
Government. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Section 25115, 25117 or 15122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law); (ii) defined as "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substances Account Act); (iii) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release, Response, Plans and Inventory); (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances); (v) petroleum; (vi) asbestos;
(vii) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article II of Title 22 of the California Administrative Code, Division 4, Chapter 20; (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq. or listed pursuant to Section 307 of the Federal Water Pollution Control Act (33 U.S.C. 1317); (ix) defined as a "hazardous waste" pursuant to Section 1004 of the

Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.; (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensations, and Liability Act, 42 U.S.C. 9601 et seq.; or (xi) regulated under the Toxic Substances Control Act, 15 U.S.C. 2601 et seq. The term "Hazardous Materials Laws" shall mean (i) all of the foregoing laws, as amended from time to time; and (ii) any other federal, state or local law, ordinance, regulation or order regulating Hazardous Materials.

                 I. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning any Hazardous Material which relates to the Premises or Project; and (ii) any contamination of the Premises or Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law.

                 J. The obligations of Landlord and Tenant under this paragraph 13 shall survive the expiration or earlier termination of this Lease.

                 K. Tenant's obligations with respect to issues relating to Hazardous Materials are exclusively established by this paragraph 13. In the event of any inconsistency between any other part of this Lease and this paragraph 13, the terms of this paragraph 13 shall control.

         14. Waiver of Subrogation: Notwithstanding anything to the contrary in the Lease Form, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by the standard form of "all risk-extended coverage" casualty insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact.

         15. Assignment and Subletting: Notwithstanding anything to the contrary in the Lease Form, Landlord's consent to any proposed assignment or subletting shall not be unreasonably withheld or delayed and, if not given or withheld within fourteen (14) days following Tenant's request for consent, shall be deemed given. In evaluating a proposed subletting or assignment, Landlord shall be entitled to consider, among other factors, (i) the financial ability of the proposed subtenant or assignee to perform its obligations under the sublease or assignment, as the case may be; (ii) the proposed use of the Premises by the assignee or subtenant; and (iii) whether the use of Hazardous Materials by the proposed assignee or subtenant, in Landlord's reasonable opinion, poses a material risk of contamination of the Project or a serious risk of harm to persons or to the property of Landlord, adjacent property owners or other tenants.

         16. Subordination: Notwithstanding anything to the contrary in the Lease Form:

                 A. There is no loan or ground lease encumbering the Premises other than a loan in favor of City National Bank ("Lender"). Within forty-five (45) days after the Effective Date, Landlord shall furnish to Tenant a recognition and nondisturbance agreement in form reasonably satisfactory to Tenant executed by Lender, providing for recognition and continuation of this Lease in the event of a foreclosure of Landlord's interests.

                 B. This Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest now or hereafter affecting the Premises, nor shall Tenant be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease shall be subordinated contemporaneously executes a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) recognizes all of Tenant's rights hereunder. Further, Tenant shall have no obligation to attorn to any successor-in-interest or ground lessor, nor to execute any documents evidencing attornment, unless the successor-in-interest or ground lessor in question assumes, in writing, all obligations of the Landlord under this Lease. If Landlord sells or otherwise conveys its interest in the Premises, Landlord shall not be relieved of its obligations under the Lease, unless and until Landlord transfers any security deposit of Tenant to its successor and the successor assumes in writing the obligations to be performed by Landlord on and after the effective date of the transfer.

         17. Common Areas: Notwithstanding anything to the contrary in the Lease form, if Landlord is permitted to alter any Common Area of the Premises, such alteration shall not unreasonably interfere with Tenant's use of the Premises or Tenant's parking rights.

         18. Rules and Regulations: Notwithstanding anything to the contrary in the Lease Form, Tenant shall not be required to comply with any new rule or regulation, unless the same applies non-discriminatorily to all occupants of the Project and does not unreasonably interfere with Tenant's use of the Premises or Tenant's parking rights.

         19. Approvals: Notwithstanding anything to the contrary in the Lease Form, whenever the Lease requires an approval, consent, designation, determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

         20. Reasonable Expenditures: Notwithstanding anything to the contrary in the Lease Form, any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

         21. Surrender: Notwithstanding anything to the contrary in the Lease Form, Tenant obligation to surrender the Premises shall be fulfilled if Tenant surrenders possession of the Premises in the condition existing at the commencement of the Lease, ordinary wear and tear, acts of God, casualties that would typically be covered by a standard form of "all risk" policy covering the Building, condemnation, Hazardous Materials (other than those stored, used or disposed of by Tenant in or about the Premises), and interior improvements which Landlord states in writing may be surrendered at the termination of the Lease excepted.

         22. Eminent Domain: Notwithstanding anything to the contrary in the Lease Form, Tenant shall receive a portion of the condemnation proceeds (whether by award or payment under threat of condemnation) based on: (i) fifty percent (50%) of the Lease bonus value (the difference between the Lease rent and fair market value rent); (ii) the value of the condemned improvements Tenant has the right to remove from the Premises; (iii) the unamortized value, allocable to the remainder of the Lease term, of any improvements installed at Tenant's expense, which are not removable; (iv) Tenant's moving cost; (v) loss to Tenant's goodwill as a consequence of the condemnation; and (vi) Tenant's trade fixtures.

         23. Vacation of Premises: Notwithstanding anything to the contrary in the Lease Form, it shall not be a default under the Lease for Tenant to vacate the Premises provided all of the following conditions are satisfied: (i) Tenant is not otherwise in default under the term of this Lease at the time Tenant vacates the Premises; (ii) Tenant reasonably secures the Premises; (iii) Tenant continues to perform all of its obligations as set forth in the Lease to maintain and repair the Premises; and (iv) the time period that the Premises are vacant does not exceed ninety (90) business days in the aggregate during a twelve month period.

         24. Notices: Notwithstanding anything to the contrary in the Lease Form, any notice or report required or desired to be given regarding this Lease shall be in writing, may be given by personal delivery, by facsimile, by courier service or by mail. Any notice or report addressed to Tenant at the Premises or to Landlord at 10660 Scripts Ranch Boulevard, San Diego, California 92131, shall be deemed to have been given (i) on the third business day after mailing if such notice or report was deposited in the United States mail, certified or registered, postage prepaid;
(ii) when delivered if given by personal delivery; (iii) one day following deposit, cost prepaid, with Federal Express or similar private carrier; (iv) instantaneously upon confirmation of receipt of facsimile, and (v) in all other cases when actually received. Either party may change its address by giving notice of the same in accordance with this Paragraph.

         25. Landlord's Entry of Premises: Notwithstanding anything to the contrary in the Lease Form, Landlord and Landlord's agents, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. Such entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary. During any such entry, Landlord and Landlord's agents shall at all times be accompanied by Tenant.

         26. Sale of Property: Notwithstanding anything to the contrary in the Lease Form, Landlord shall not be relieved of its obligations under the Lease upon a sale of the Building, unless the purchasing owner assumes the obligations of Landlord in writing.

         27. Quiet Possession: Notwithstanding anything to the contrary in the Lease Form, Tenant shall peacefully have, hold and enjoy the Premises, subject to the other terms of this Lease, provided that Tenant pays the Rent and performs all of Tenant's covenants and agreement contained in this Lease. This covenant and the other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of Landlord's interest hereunder.

         28. Landlord's Authority to Execute: Notwithstanding anything to the contrary in the Lease Form, Landlord warrants and represents to Tenant that Landlord has the full right, power and authority to enter into this Lease and has obtained all necessary consents and approvals from its partners, officers, board of directors or other members required under the documents governing its affairs in order to consummate to the Lease contemplated hereby and that Landlord hold title to the Project. The persons executing this Lease on behalf of Landlord have the full right, power and authority so to do and affirm the foregoing warranty on behalf of Landlord and on their own behalf.

         29. No Waiver: No waiver by Tenant of any provision of this Lease shall be deemed a waiver of any other provision or any subsequent breach by Lessor of the same or other provision. The payment of rent by Tenant shall not be deemed a waiver by Tenant of any provision of this Lease, regardless of Tenant's knowledge of any breach at the time of payment of the rent in question.

         30. Landlord's Default: If Landlord breaches any obligation or covenant under the Lease, Landlord shall be deemed to be in default if Landlord fails to cure the breach within thirty (30) days after Tenant furnishes Landlord with written notice specifying the nature of the breach; provided, however, that if the nature of the breach is such that Landlord in the exercise of due diligence requires more than thirty (30) days to cure, Landlord shall not be deemed to be in default if Landlord promptly commences to cure the breach within the thirty (30) day period and thereafter proceeds with due diligence to complete the cure. If Landlord defaults in the performance of its obligations under this Lease as defined above, in addition to Tenant's other legal rights and remedies, Tenant, at its election way proceed to cure the breach in question and (i) recover the cost of cure, together with interest at the Interest Rate from Landlord from the date the sum was expended by Tenant until the date repaid by Landlord; or (ii) offset the cost of cure together with interest at the Interest Rate from the date the sum was expended by Tenant from Tenant's obligations under this Lease, provided that the total amount that may be offset by Tenant hereunder shall not exceed two (2) monthly installments of the then payable Base Rent.

         31. Defined Terms: Each term used herein with initial capital letters shall have the meaning ascribed to such term in the Lease Form unless specifically otherwise defined herein.

         32. Option to Extend: Notwithstanding anything to the contrary in the Lease Form:

                 A. Grant of Option: Landlord hereby grants to Tenant one option (the "Option") to extend the term of this Lease, for an additional term of five (5) years, commencing when the then-existing term expires, upon the terms and conditions set forth in this Paragraph.

                 B. Exercise of Option: Tenant may exercise such option by giving Landlord written notice of its intention not less than ninety (90) days prior to the expiration of the then-existing term of this Lease.

                 C. Extended Term Rent: If this Option is exercised, the basic rent for the Premises shall become ninety-five percent (95%) of the then current fair market monthly rent ("Fair Market Rent") for the Promises as of the commencement date of the applicable extended term, as determined by the agreement of the parties or, if the parties cannot agree within sixty (60) days prior to the commencement of such extended term, then by an appraisal. All other terms and conditions contained in the Lease and this Addendum, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term.

                 D. Appraisal: If it becomes necessary to determine the fair market rental value for the Premises by appraisal, real estate appraiser(s), all of whom shall be members of the American Institute of Real Estate Appraisers and who have at least five (5) years experience appraising office space located in the vicinity of the Premises shall be appointed and shall act in accordance with the following procedures:

                          (i)     If the parties are unable to agree on the
Fair Market Rent within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the notifying party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

                          (ii)    If only one appraiser is selected, that
appraiser shall notify the parties in simple letter form of its determination of the Fair Market Rent for the Premises within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Rent.

                          (iii)   If multiple appraisers are selected, the
appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting the appraisers shall attempt to determine the Fair Market Rent for the Premises as of the commencement date of the extended term by the agreement of at least two (2) of the appraisers.

                          (iv)    If two (2) or more of the appraisers agree an
the Fair Market Rent for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notifying both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Rent for the Premises, all appraisers shall submit to Landlord and Tenant an independent appraisal of the Fair Market Rent for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

                          (v)     The appraisers' determination of Fair Market
Rent shall be based on rental of space of the same age, construction, size and location as the Premises with the improvements installed therein at Landlord's expense and shall take into account Tenant's obligations to pay additional rent under this Lease. In determining

Fair Market Rent, the appraisers shall not consider any alterations installed in the Premises at Tenant's expense.

                          (vi)    If only one appraiser is selected, then each
party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser.

                 E. Rescission of Option Exercises: Notwithstanding anything to the contrary contained in this Paragraph, if the rent during any extended term is determined by appraisal and if Tenant does not, in its sole discretion, approve the rental amount established by such appraisal, Tenant may rescind its exercise of the Option by giving Landlord written notice of such election to rescind within ten (10) days after receipt of all appraisals. If Tenant rescinds its exercise of the Option, then (i) the Lease shall terminate on the thirtieth (30th) day after Tenant's notice of rescission or on the data the Lease would have otherwise terminated absent Tenant's exercise of the Option, whichever data is later; and (ii) Tenant shall pay all costs and expenses of the appraisal.

         33.     Tenant's Right of First Refusal to Lease Additional Space:
Landlord hereby grants to Tenant a right of first refusal to lease the mezzanine area located on the second floor of the Building as shown on Schedule 3 hereto (the "Right of First Refusal Property") under the terms of this paragraph 33. If during the term of this Lease Landlord receives a bona fide proposal from a third party which Landlord intends to accept for a lease of all or any part of the Right of First Refusal Property, and which proposal is acceptable to Landlord and the third party, Landlord shall so notify Tenant, shall provide a copy of the proposal to Tenant, and shall give Tenant three (3) business days to either (1) lease the Right of First Refusal Property set forth in the third party proposal on the same terms and conditions as set forth in the third party proposal, or (2) to refuse to lease the Right of First Refusal Property on the terms of the third party proposal. In the event that Tenant elects to lease the Right of First Refusal Property, Landlord and Tenant shall enter into a lease which shall be in the same form as this Lease as modified by the third party proposal within thirty (30) days of Tenant's notice of acceptance to Landlord. If Tenant does not elect to lease the Right of First Refusal Property by giving notice to Landlord as set forth herein, Landlord shall be free to lease the Right of First Refusal Property set forth in the third party proposal to the third party on the same terms and conditions set forth in the proposal, within one hundred twenty (120) days after notice of the proposal is given to Tenant. Any transaction (i) on terms and conditions more favorable to the third party than the terms and conditions set forth in the third party proposal furnished to Tenant; (ii) after one hundred twenty (120) days has elapsed after Landlord has notified Tenant; (iii) with respect to space other than that subject to the third party proposal; or (iv) after the lease subject to the third party proposal has terminated or expired, shall be subject to Tenant's right of first refusal as set forth herein.

         34. Effect of Addendum: In the event of any inconsistency between this Second Addendum and the Lease Form, the terms of this Second Addendum shall prevail. As used herein, the term "Lease" shall mean the Lease Form, this Addendum and all riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this Addendum.


LANDLORD:                                  TENANT:

FRANKRIS CORPORATION,                      CYMER LASER TECHNOLOGIES,
a California corporation                   a California corporation


By:          [SIG]                         By:           [SIG]
   ------------------------------             ------------------------------

Printed                                    Printed
Name:                                      Name:
      ---------------------------                ---------------------------

Title:  President                          Title:  President
      ---------------------------                ---------------------------

Date:   8/21/91                            Date:   8/21/91
     ---------------------------                 ---------------------------

                                   SCHEDULE 1

                                Preliminary Plan
                                (To Be Attached)

                              See attached binder
                                  (105 pages)

                                   SCHEDULE 2

                                  Final Plans
                        (To Be Attached When Agreed Upon
                                Pursuant to p3)

                                   SCHEDULE 3
                             CYMER LEASED PREMISES

                         [Right of first refusal space]

                          TENANT ESTOPPEL CERTIFICATE

The undersigned is the Lessee under that certain Lease Agreement by and between Frankris Corp., a California corporation, Lessor, and Cymer Laser Technologies, Inc., a California corporation, Lessee, dated August 19, 1991 as amended from time to time conveying a leasehold interest in the real property described therein (the "Real Property"), said leasehold is commonly known as 16160 West Bernardo Drive, San Diego, California (the "Leasehold Interest"). Lessee has been notified that City National Bank (the "Bank") is the holder or proposed holder of a note or other obligation secured or to be secured by a mortgage or deed of trust upon the Real Property. Lessee hereby makes the following promises, representations, warranties and certifications upon which the Bank shall rely:

  1)    The Lease is for the term of 7 years and 4 months, with rent payable in
        the amount of $      see attached schedule per year, payable monthly in
        the amount of $     .  The unexpired term of the Lease is equal to 7
        years and 2 months, expiring on 31st of May 1999. The total amount of rent to be paid over such period is equal to the sum of $2,911,323.96, subject to the terms of Lease, of which the sum of $15,027 has been paid in advance. Lessor is in receipt of a security deposit in the amount of $23,756.

  2) Lessee has accepted and is presently in possession of the premises and there are no other persons in possession of the premises or holding under Lessee and there has been no subletting or assignment of the Lease. There are no other amendments or modifications to the Lease except as referenced herein.

  3) The Lease is presently in full force and effect. Lessee is not in default in the performance of the terms of the Lease and has not committed any breach of the Lease. Lessee does not have any offsets, claims or defenses against the Lessor as to the enforcement of the terms of the Lease. Lessor is not in default in the performance of the Lease and has not committed any breach of the Lease.

  4) The Lease is and shall at all times remain subordinate to the Bank's deed of trust referenced herein and any extensions and renewals thereof and Lessee does hereby agree to and does attorn to Bank in the event that Bank shall obtain title to the Real Property. Lessee agrees to execute such documentation as Bank may reasonably request in order to effectuate the foregoing subordination and attornment agreement. Lessee hereby agrees and Lessor hereby irrevocably authorizes Lessee to directly pay to Bank any rents payable under the terms of the Lease upon notification by Bank, and Lessor hereby waives any further rights against Lessee for said payments to the extent that said amounts are actually received by Bank.

  5) Lessee does not have any right, lien, charge, in or under any contract, option, or agreement, involving the sale or transfer of the Real Property. Neither Lessor nor Lessee is obligated for the payment of any agent's fees with respect to the Leasehold.

In the event of any litigation arising in the enforcement of the Certificate, the prevailing party shall be entitled to an award of reasonable attorney's fees. Lessee acknowledges that this Certificate is made for the benefit of Bank and that Bank intends to rely upon said Certificate in the extension of credit to the Lessor.

IN WITNESS WHEREOF, the Certificate is executed this 17th day of December, 1991.


                                        Cymer Laser Technologies, Inc., a
                                        California corporation

                                        BY: X /s/ ROBERT P. AKINS
                                        ----------------------------------
                                            Robert P. Akins, President

                                                     (Lessee)

Lessor hereby acknowledges and agrees to be bound by the terms of the foregoing Certificate and authorizes Lessee to execute same and to act in accordance therewith.



                                        Frankris Corp., a California
                                        Corporation

                                        BY:  X /s/ ANTHONY V. DE LEONARDIS
                                        ------------------------------------
                                             Anthony V. DeLeonardis
                                             President


                                                     (Lessor)

                               ADDENDUM TO LEASE

THIS ADDENDUM TO THAT CERTAIN INDUSTRIAL REAL ESTATE LEASE-NET, DATED JUNE 24, 1991 BY AND BETWEEN FRANKRIS CORPORATION, AS LESSOR, AND CYMER LASER TECHNOLOGIES, INC., A CALIFORNIA CORPORATION, AS LESSEE, FOR THE PROPERTY COMMONLY KNOWN AS 16160 WEST BERNARDO DRIVE, SAN DIEGO, CALIFORNIA, 92128, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.
_______________________________________________________________________________

Page 1 of 1

47. Rent: The base rent per month for the term of the lease in accordance with Section 4.1 of the lease shall be as follows:

        Lease Year      Monthly Rent
        ----------      ------------
             1          $17,560.33
             2          $32,026.00
             3          $34,731.00
             4          $36,735.00
             5          $38,738.00
             6          $40,742.00
             7          $42,078.00

        Tenant shall occupy approximately 35,600 square feet of improved space during the first 18 months of the lease. The remaining approximately 4,474 square feet of tenant space shall be unimproved and unoccupied during this 18 months. Tenant will pay for all tenant improvement construction costs for this approximately 4,474 square feet prior to occupancy of this space. In exchange for Tenant paying for these tenant improvements, Landlord shall grant to the Tenant four months of free rent and a move-in allowance as noted in paragraphs 48 and 49 below. Tenant may improve and occupy this additional 4,474 square feet of space prior to 18 months from the inception of the lease. In such case, Tenant shall pay additional rent in proportion to the rent schedule shown above.

                               ADDENDUM TO LEASE

THIS ADDENDUM TO THAT CERTAIN INDUSTRIAL REAL ESTATE LEASE-NET, DATED JUNE 24, 1991 BY AND BETWEEN FRANKRIS CORPORATION, AS LESSOR, AND CYMER LASER TECHNOLOGIES, INC., A CALIFORNIA CORPORATION, AS LESSEE, FOR THE PROPERTY COMMONLY KNOWN AS 16160 WEST BERNARDO DRIVE, SAN DIEGO, CALIFORNIA, 92128, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.
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47.     Rent: The base rent per month for the term of the lease in accordance with Section 4.1 of the lease shall be as follows:

        Lease Year      Monthly Rent
        ----------      ------------
             1          $17,560.33
             2          $32,026.00
             3          $34,731.00
             4          $36,735.00
             5          $38,738.00
             6          $40,742.00
             7          $42,078.00

        Tenant shall occupy approximately 35,600 square feet of improved space during the first 18 months of the lease. The remaining approximately 4,474 square feet of tenant space shall be unimproved and unoccupied during this 18 months. Tenant will pay for all tenant improvement construction costs for this approximately 4,474 square feet prior to occupancy of this space. In exchange for Tenant paying for these tenant improvements, Landlord shall grant to the Tenant four months of free rent and a move-in allowance as noted in paragraphs 48 and 49 below. Tenant may improve and occupy this additional 4,474 square feet of space prior to 18 months from the inception of the lease. In such case, Tenant shall pay additional rent in proportion to the rent schedule shown above.